SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                               FORM S-8
                        REGISTRATION STATEMENT
                                UNDER
                      THE SECURITIES ACT OF 1933

                       THE SOMERSET GROUP, INC.
        (Exact name of registrant as specified in its charter)
   Indiana                                               35-1647888
(State or other jurisdiction of                      (I.R.S.  Employer
incorporation or organization)                       Identification No.)

135 North Pennsylvania Street
 Suite 2800
Indianapolis, Indiana                                      46204
(Address of principal executive offices)                (Zip Code)




         The Somerset Group, Inc. 1998 Stock Incentive Plan
      The Somerset Group, Inc. Employees' Stock Purchase Plan
                     (Full title of the plans)

                         Joseph M. Richter
                 Executive Vice President, Finance
             135 North Pennsylvania Street, Suite 2800
                    Indianapolis, Indiana 46204
              (Name and address of agent for service)

                           (317) 269-1328
   (Telephone number, including area code, of agent for service)

                  CALCULATION OF REGISTRATION FEE


   Title of       Amount to be    Proposed   Proposed    Amount of
   Securities     registered (1)  Maximum    Maximum     Registration
   to be                          Offering   Aggregate   Fee
   registered                     Price      Offering
                                  per share  price


  Common Stock       8,000        $25.99 (2)   $207,920
  Common Stock      10,000        $23.63 (2)   $236,300
  Common Stock     282,000        $18.44 (3) $5,200,000
                   -------                    ---------
    TOTAL          300,000                   $5,644,300      $1,569.12

(1) Any additional shares to be issued as a result of stock dividends, stock splits or similar transactions prior to the termination of this Registration Statement shall be covered by this Registration Statement as provided in Rule 416.
(2) Determined pursuant to Rule 457(h) using the price at which options may be exercised.
(3) Determined pursuant to Rule 457(c) and (h) using average of reported high and low prices on November 30, 1998.

In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interest to be offered or sold pursuant to the employee benefit plan(s) described herein.


Part II  Information Required in the Registration Statement

Item 3.     Incorporation of Documents by Reference.

  The following documents, all of which are on file with the Securities and Exchange Commission (the "Commission"), are hereby incorporated by reference in this registration statement:

  (a) The Annual Report on Form 10-K for The Somerset Group, Inc. (the "Company") for the year ended December 31, 1997;

  (b) The Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998, June 30, 1994,and September 30, 1998;

  (c)  The Company's Proxy Statement dated March 15, 1998; and

  (e) The description of the Common Stock of the Company contained in the Registration Statement on Form 10, File No. 0-14227, as amended.

  All documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing such reports and documents.

  For purposes of this Registration Statement, any statement contained in a report, document or appendix incorporated or deemed to be incorporated by reference in this Registration Statement shall be deemed to be modified or superseded to the extent that a statement contained in this Registration Statement or in any subsequently filed report, document or appendix which also is or is deemed incorporated by reference modifies or supersedes such statement in such report, document or appendix. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

  Upon the written or oral request of any person to whom this Registration Statement has been delivered, the Company will provide without charge to such person a copy of any and all of the information (excluding exhibits thereto unless such exhibits are specifically incorporated by reference into such information) that has been incorporated by reference into this Registration Statement but not delivered herewith. Requests should be directed to Investor Relations Department, The Somerset Group, Inc., 135 North Pennsylvania Street, Indianapolis, Indiana 46204, (317) 269-2717.

Item 4.     Description of Securities.

  Not applicable.

Item 5.     Interests of Named Experts and Counsel.

  Not applicable.

Item 6.     Indemnification of Directors and Officers.

  The Company is an Indiana corporation. Chapter 37 of The Indiana Business Corporation Law (the "IBCL") requires a corporation, unless its articles of incorporation provide otherwise, to indemnify a director or an officer of the corporation who is wholly successful, on the merits or otherwise, in the defense of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, against reasonable expenses, including counsel fees, incurred in connection with the proceeding. The Company's Articles of Incorporation do not contain any provision prohibiting such indemnification.

  The IBCL also permits a corporation to indemnify a director, officer, employee or agent who is made a party to a proceeding because the person was a director, officer, employee or agent of the corporation against liability incurred in the proceeding if (i) the individual's conduct was in good faith and (ii) the individual reasonably believed (A) in the case of conduct in the individual 's official capacity with the corporation that the conduct was in the corporation's best interests and (B) in all other cases that the individual's conduct was at least not opposed to the corporation's best interests and (iii) in the case of a criminal proceeding, the individual either (A) had reasonable cause to believe the individual's conduct was lawful or (B) had no reasonable cause to believe the individual's conduct was unlawful. The Company's bylaws contain a provision substantially identical to this IBCL provision. The IBCL also permits a corporation to pay for or reimburse reasonable expenses incurred before the final disposition of the proceeding and permits a court of competent juris-diction to order a corporation to indemnify a director or officer if the court determines that the person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the person met the standards for indemnification otherwise provided in the IBCL.

  The Company has in effect a policy of liability insurance covering its directors and officers.

Item 7.     Exemption from Registration Claimed.

  Not applicable.

Item 8.     Exhibits.

3 Articles of Incorporation and Bylaws of The Somerset Group, Inc., incorporated by reference to Exhibit 3(i) to the Company's
   Form 10 Registration Statement dated February 20, 1998, as amended May 14, 1996.

5 Opinion and consent of Bose McKinney & Evans regarding the legality of the securities being registered.

23.1 . . . . . . . . . . . . . . . . Consent of KPMG Peat Marwick LLP.

23.2 . . . .Consent of Bose McKinney & Evans (included in Exhibit 5).

24 Powers of Attorney.

Item 9.     Undertakings.

  A.  The undersigned registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

       (i)To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

       (ii)To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the regis-tration statement;
       (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

  Provided, however, that paragraphs (A)(1)(i) and (A)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

    (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (4) If the registrant is a foreign private issuer, to file a post-effective amendment to the registration statement to include any financial statements required by Rule 3-19 to Regulation S-X at the start of any delayed offering or throughout a continuous offering.

  B. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  C. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the regis-trant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemni-fication against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                              SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Indianapolis, Indiana, on December 4, 1998.

                                                         THE SOMERSET
                                                         GROUP, INC.

                                             By:   /s/ Marni McKinney
                                                   Marni McKinney
                                     President and Chief Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on December 4, 1998, by the following persons in the capacities indicated.

        Signature                              Title
  /s/ Marni McKinney
  Marni McKinney                Director, President and Chief Executive Officer
                                (Principal Executive Officer)

  Robert H. McKinney*
  Robert H. McKinney            Director and Chairman

  H. J. Baker*
  H. J. Baker                   Director

  Patrick J. Early*
  Patrick J. Early              Director

  William L. Elder*
  William L. Elder              Director

  Douglas W. Huemme*
  Douglas W. Huemme             Director

  Malcolm Archibald Leslie*
  Malcolm Archibald Leslie      Director

  Gary L. Light*
  Gary L. Light                 Director

  Kevin K. McKinney*
  Kevin K. McKinney             Director

  Michael L. Smith*
  Michael L. Smith              Director
  /s/ Joseph M. Richter
  Joseph M. Richter             Executive Vice President, Finance
                                (Principal Financial Officer and Principal
                                Accounting Officer)


*By:   /s/ Joseph M. Richter
       Joseph M. Richter,
       Attorney-in-Fact


202969









                                                            Exhibit 5
December 3, 1998



The Somerset Group, Inc.
135 North Pennsylvania Street, Suite 2800
Indianapolis, Indiana  46204

Dear Ladies and Gentlemen:

We are acting as counsel to The Somerset Group, Inc., an Indiana corporation (the "Company"), in connection with the issuance and sale by the Company of shares of the Company's Common Stock (the "Common Shares"), pursuant to employee benefit plans. These Common Shares are the subject of a Registration Statement (the "Registration Statement") being filed by the Company on Form S-8 under the Securities Act of 1933, as amended.

We have examined photostatic copies of the Company's Amended and Restated Articles of Incorporation and Amended and Restated Code of Bylaws, certain resolutions adopted by the Company's Board of Directors and shareholders, and such other documents and instruments as we have deemed necessary to enable us to render the opinion set forth below. We have assumed the conformity to the originals of all documents submitted to us as photostatic copies, the authen-ticity of the originals of such documents, and the genuineness of all signatures appearing thereon.

Based upon and subject to the foregoing, it is our opinion that the Common Shares have been duly authorized by all necessary corporate action of the Company and when (i) the applicable provisions of the Securities Act of 1933 and such state "blue sky" or securities laws as may be applicable have been complied with and (ii) the Common Shares have been issued, delivered, and paid for pursuant to the employee benefit plans specified in the Registration Statement, the Common Shares will be legally issued, fully paid, and nonassessable.


We do not hold ourselves out as being conversant with the laws of any juris-diction other than those of the United States and the State of Indiana and, therefore, this opinion is limited to the laws of those jurisdictions.

We consent to the filing of this opinion as an exhibit to the Registration Statement filed under the Securities Act of 1933 relating to the Common Shares.

Very truly yours,

BOSE McKINNEY & EVANS

/s/ Bose McKinney & Evans


202994 / 3124-6
                                                         Exhibit 23.1

KPMG Peat Marwick LLP
2400 First Indiana Plaza
135 North Pennsylvania Street
Indianapolis, IN 46204-2452









The Board of Directors
The Somerset Group, Inc.:

We consent to incorporation by reference in the registration statement on Form S-8 of the Somerset Group, Inc. of our report dated February 6, 1998, relating to the consolidated balance sheets of The Somerset Group, Inc. and subsidiaries as of December 31, 1997, and 1996, and the related consolidated statements of income, shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1997, which report appears in the December 31, 1997, annual report on Form 10-K of The Somerset Group, Inc.



/s/ KPMG Peat Marwick LLP

Indianapolis, Indiana
December 2, 1998
                                                         Exhibit 24


                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Marni McKinney and Joseph M. Richter, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of The Somerset Group, Inc. (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto either of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that either of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.



Dated: November, 1998                              /s/ Robert H. McKinney

                                                   Robert H. McKinney










                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert H. McKinney and Joseph M. Richter, or either of them, her attorneys-in-fact and agents, with full power of substitution and resubstitution for her in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of The Somerset Group, Inc. (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto either of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that either of such attorneys-in-fact and agents or her substitute or substitutes may do or cause to be done by virtue hereof.



Dated: November, 1998                              /s/ Marni McKinney

                                                   Marni McKinney















                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert H. McKinney and Marni McKinney, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of The Somerset Group, Inc. (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto either of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that either of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.



Dated: November, 1998                              /s/ Joseph M. Richter

                                                   Joseph M. Richter















                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert H. McKinney, Marni McKinney and Joseph M. Richter, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of The Somerset Group, Inc. (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.



Dated: November, 1998                              /s/ Patrick J. Early

                                                   Patrick J. Early















                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert H. McKinney, Marni McKinney and Joseph M. Richter, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of The Somerset Group, Inc. (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.



Dated: November, 1998                              /s/ William L. Elder

                                                   William L. Elder















                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert H. McKinney, Marni McKinney and Joseph M. Richter, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of The Somerset Group, Inc. (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.



Dated: November, 1998                              /s/ Douglas W. Huemme

                                                   Douglas W. Huemme















                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert H. McKinney, Marni McKinney and Joseph M. Richter, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of The Somerset Group, Inc. (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.



Dated: November, 1998                              /s/ Gary L. Light

                                                   Gary L. Light















                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert H. McKinney, Marni McKinney and Joseph M. Richter, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of The Somerset Group, Inc. (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.



Dated: November, 1998                              /s/ Kevin K. McKinney

                                                   Kevin K. McKinney















                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert H. McKinney, Marni McKinney and Joseph M. Richter, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of The Somerset Group, Inc. (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.



Dated: November, 1998                              /s/ Michael L. Smith

                                                   Michael L. Smith















                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert H. McKinney, Marni McKinney and Joseph M. Richter, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of The Somerset Group, Inc. (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.



Dated: November, 1998                           /s/ Malcolm Archibald Leslie
                                                Malcolm Archibald Leslie















                         POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Robert H. McKinney, Marni McKinney and Joseph M. Richter, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of certain shares of Common Stock (the "Securities") of The Somerset Group, Inc. (the "Company") offered pursuant to certain of the Company's employee benefit plans and any or all pre-effective amendments or post-effective amendments to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.



Dated: November, 1998                              /s/ H. J. Baker

                                                   H. J. Baker